Exhibit 10.1

LEHMAN BROTHERS

Transaction

Date:	June 29, 2007
To:	Countrywide Home Loans, Inc.
Attention: Documentation Unit
From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9257

Ref. Numbers: Risk ID: 1569477L / Effort ID: N1450796 / Global Deal ID: 3152133

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	27 June, 2007
Effective Date:	29 June, 2007
Termination Date:	25 June, 2012

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to no adjustment.

Notional Amount:	USD 968,280,600 – subject to adjustment in accordance with Appendix A attached hereto.
Floating Amounts:
Floating Amount Payer:	Party A
Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 July, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 month, except for the initial Calculation Period which shall be Linear Interpolation
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Fixed Amounts:
Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 July, 2007 to and including the Termination Date, subject to no adjustment.
Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 July, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.35% per annum
Fixed Rate Day Count Fraction:	30/360
Business Days:	New York
Additional Payment:	Party B shall pay Party A the sum of USD 100,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.
Additional Provision:

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:
Calculation Agent:	As per the Agreement.
Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.
Account Details:
Account Details of Party A:	JPMorgan Chase Bank, New York ABA# 021000021 A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543
Account Details of Party B:	To be provided

 Risk ID:  1569477L / Effort ID:  N1450796 / Global Deal ID:  3152133

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America).  Attention:  Confirmations Group.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing	Countrywide Home Loans, Inc.

Anatoly Kozlov Lehman Brothers Special Financing Inc.
	By:	/s/ Ellen Coleman
/s/ Anatoly Kozlov	Name:	Ellen Coleman
	Title:	Vice President

 Risk ID:  1569477L / Effort ID:  N1450796 / Global Deal ID:  3152133

Appendix A

*Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)
29 June, 2007	25 July, 2007	968,280,600.00
25 July, 2007	25 August, 2007	934,137,200.00
25 August, 2007	25 September, 2007	901,197,800.00
25 September, 2007	25 October, 2007	869,419,900.00
25 October, 2007	25 November, 2007	838,762,500.00
25 November, 2007	25 December, 2007	809,186,200.00
25 December, 2007	25 January, 2008	780,652,800,00
25 January, 2008	25 February, 2008	753,125,500,00
25 February, 2008	25 March, 2008	726,568,900.00
25 March, 2008	25 April, 2008	700,948,700.00
25 April, 2008	25 May, 2008	676,231,900.00
25 May, 2008	25 June, 2008	652,386,700.00
25 June, 2008	25 July, 2008	629,382,300.00
25 July, 2008	25 August, 2008	607,189,100.00
25 August, 2008	25 September, 2008	585,778,500,00
25 September, 2008	25 October, 2008	565,122,900.00
25 October, 2008	25 November, 2008	545,195,600.00
25 November, 2008	25 December, 2008	525,971,000.00
25 December, 2008	25 January, 2009	507,424,300.00
25 January, 2009	25 February, 2009	489,531,600.00
25 February, 2009	25 March, 2009	472,269,800.00
25 March, 2009	25 April, 2009	455,616,700.00
25 April, 2009	25 May, 2009	439,550,800.00
25 May, 2009	25 June, 2009	424,051,400,00
25 June, 2009	25 July, 2009	409,098,600.00
25 July, 2009	25 August, 2009	394,673,000,00
25 August, 2009	25 September, 2009	380,756,100.00
25 September, 2009	25 October, 2009	367,329,900.00
25 October, 2009	25 November, 2009	354,377,200.00
25 November, 2009	25 December, 2009	341,881,200.00
25 December, 2009	25 January, 2010	329,825,800.00
25 January, 2010	25 February, 2010	318,195,500.00
25 February, 2010	25 March, 2010	306,975,300.00
25 March, 2010	25 April, 2010	296,150,800.00
25 April, 2010	25 May, 2010	285,708,000.00
25 May, 2010	25 June, 2010	275,633,400.00
25 June, 2010	25 July, 2010	265,914,100.00
25 July, 2010	25 August, 2010	256,537,500.00
25 August, 2010	25 September, 2010	247,491, 500.00
25 September, 2010	25 October, 2010	238,764,500.00
25 October, 2010	25 November, 2010	230,345,200.00
25 November, 2010	25 December, 2010	222,222,800.00
25 December, 2010	25 January, 2011	214,386,800.00
25 January, 2011	25 February, 2011	206,827,100.00
25 February, 2011	25 March, 2011	199,534,000.00
25 March, 2011	25 April, 2011	192,498,100.00
25 April, 2011	25 May, 2011	185,710,300.00
25 May, 2011	25 June, 2011	179,161,800.00
25 June, 2010	25 July, 2011	172,844,200.00
25 July, 2011	25 August, 2011	166,749,400.00
25 August, 2011	25 September, 2011	160, 869,500.00
25 September, 2011	25 October, 2011	155,196,900.00
25 October, 2011	25 November, 2011	149,724,400.00
25 November, 2011	25 December, 2011	144,444,800.00
25 December, 2012	25 January, 2012	139,351,400.00
25 January, 2012	25 February, 2012	134,437,600.00
25 February, 2012	25 March, 2012	129,697,100.00
25 March, 2012	25 April, 2012	125,123,700.00
25 April, 2012	25 May, 2012	120,711,600.00
25 May, 2012	25 June, 2012	116,455,100.00

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.

 Risk ID:  1569477L / Effort ID:  N1450796 / Global Deal ID:  3152133